                                                                   Exhibit 10.13

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 27th day of October, 2003, by and among PULTE MORTGAGE LLC, a Delaware limited liability company (the "Borrower"), BANK ONE, NA, as agent under the "Credit Agreement" (as defined below) (the "Agent") and WASHINGTON MUTUAL BANK, FA and NATIONAL CITY BANK OF KENTUCKY (the "Supplemental Lenders").

         The Borrower, the Agent and certain other Lenders, as described therein, are parties to a Fourth Amended and Restated Revolving Credit Agreement dated as of March 31, 2003, as amended by a First Amendment to Credit Agreement dated as of August 1, 2003 and by a Second Amendment to Credit Agreement dated as of October 6, 2003 (as it may be further amended from time to time, the "Credit Agreement"). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

         Pursuant to Section 2.10(c) of the Credit Agreement, the Borrower has the right to increase the Aggregate Commitment by obtaining additional Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of the Borrower, the Agent and the Supplemental Lenders so long as the Aggregate Commitment is not increased above $350,000,000.

         Each Supplemental Lender is a new Lender which is a lending institution whose identity Agent will approve by its signature below.

         In consideration of the foregoing, each Supplemental Lender, from and after the date hereof shall have a Commitment in the amount shown next to its signature below and on Schedule 1 attached hereto, resulting in a new Aggregate Commitment of $275,000,000 as of the date hereof, and each Supplemental Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement.

         The Borrower has executed and delivered to each Supplemental Lender as of the date hereof, if requested by such Supplemental Lender, a new Note in the form attached to the Credit Agreement as Exhibit A to evidence the Commitment of the Supplemental Lender.

         IN WITNESS WHEREOF, the Agent, the Borrower and the Supplemental Lenders have executed this Amendment as of the date shown above.

                                       PULTE MORTGAGE LLC

                                       By: /s/ David M. Bruining
                                           ----------------------------------
                                       Name:  David M. Bruining
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                       BANK ONE, NA, individually and
                                       as Agent

                                       By: /s/ Rodney S. Davis
                                           ----------------------------------
                                       Name:  Rodney S. Davis
                                       Title: Associate Director

Commitment: $35,000,000                WASHINGTON MUTUAL BANK, FA

                                       By:    /s/ Michael Arnold
                                              ----------------------------------
                                       Name:  Michael Arnold
                                       Title:
                                              ----------------------------------
                                       Address for Notices:
                                       20 North Wacker Drive, Suite 3410
                                       Chicago, Illinois 60610
                                       Attn: Thomas Connally
                                       Phone: 312/782-3721
                                       Fax: 312/782-3731

Commitment: $20,000,000                NATIONAL CITY BANK OF KENTUCKY

                                       By:    /s/ Paul Best
                                              ----------------------------------
                                       Name:  Paul Best
                                       Title:
                                              ----------------------------------
                                       Address for Notices:
                                       101 South Fifth Street
                                       Louisville, Kentucky  40202
                                       Attn:  Charles Ezell
                                       Phone:  502/581-4152
                                       Fax:  502/581-4154

                                   SCHEDULE 1

                     COMMITMENTS AND COMMITMENT PERCENTAGES


                                                                   (B)
                                                                COMMITMENT
                                                                PERCENTAGE
                                                                ----------              (C)
                                              (A)              (A/Aggregate          SWINGLINE
              LENDER                       COMMITMENT           Commitment)          COMMITMENT
              ------                       ----------           -----------          ----------
Bank One, NA                               $ 70,000,000           25.45455%          $15,000,000

Bank of America, N.A.                      $ 60,000,000           21.81818%

Credit Lyonnais New York Branch            $ 50,000,000           18.18182%

Washington Mutual Bank, FA                 $ 35,000,000           12.72727%

Comerica Bank                              $ 25,000,000            9.09091%

National City Bank of Kentucky             $ 20,000,000            7.27273%

Wells Fargo, N.A.                          $ 15,000,000            5.45455%

                                           $275,000,000                100%

                                      - 3 -